                    INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                        CONSENT AND LETTER OF TRANSMITTAL
               TO TENDER AND/OR TO GIVE CONSENTS IN RESPECT OF ITS
           8% CONVERTIBLE SUBORDINATED DEBENTURES DUE AUGUST 31, 2003
                   IN EXCHANGE FOR SHARES OF ITS COMMON STOCK
       PURSUANT TO ITS PROXY STATEMENT/PROSPECTUS DATED             , 1996



THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON      ,
1996, UNLESS EXTENDED. TENDERS OF CONVERTIBLE DEBENTURES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 12:00 MIDNIGHT, NEW YORK TIME, ON THE EXPIRATION DATE. DEBT CONSENTS MAY BE REVOKED ONLY IF THE COMPANY RECEIVES NOTICE OF REVOCATION BEFORE THE DATE THE AMENDMENT BECOMES EFFECTIVE. HOLDERS WHO TENDER THEIR CONVERTIBLE DEBENTURES WILL BE REQUIRED TO CONSENT TO THE DEBT AMENDMENTS.

                                -----------------

                TO:  FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                                   DEPOSITARY

                      TELEPHONE NUMBER:
                                         -----------------


BY HAND/OVERNIGHT DELIVERY        By Facsimile:                     By Mail:
- --------------------------        -------------                     --------

- --------------------------     ------------------              -----------------
- --------------------------     ------------------              -----------------
- --------------------------     ------------------              -----------------
- --------------------------     ------------------              -----------------


DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Proxy Statement/Prospectus
dated                                           , 1996 (the "Prospectus) of
International Airline Support Group, Inc. (the "Company") and this Consent and Letter of Transmittal, which together constitute (i) the Company's offer (the "Exchange Offer") to exchange 224.54 shares of its Common Stock, par value $0.001 per share (the "Common Stock") for each $1,000 principal amount of its outstanding 8% Convertible Subordinated Debentures due August 31, 2003, as specified below and (ii) the Company's solicitation (the "Solicitation") of consents (the "Consents") to certain amendments (the "Amendment"), described in the Prospectus under the caption "The Exchange Offer--General," to the separate Securities Purchase Agreements, dated September 8, 1993 (collectively, the "Purchase Agreements"), pursuant to which the Convertible Debentures were issued. All references herein to the Exchange Offer shall be deemed to include the Debt Solicitation unless otherwise specified.

     The Company will accept for exchange all Convertible Debentures that are validly tendered and not withdrawn on or prior to the Expiration Date. No Convertible Debentures will be exchanged unless all conditions to the Exchange Offer set forth in the Prospectus are satisfied.

     The Consent and Letter of Transmittal is to be used (i) if certificates for Convertible Debentures are to be physically delivered to the Depositary herewith, (ii) if tenders are to be made by book entry transfer to one of the accounts maintained by the Depositary at the________________________________________________ (the "Book Entry Transfer
Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offers -- How to Tender and Consent in the Exchange Offers," (iii) if tenders are to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offers -- Guaranteed Delivery Procedures" or (iv) if non-tendering Holders desire to vote for the Amendments. Holders who tender their Convertible Debentures must also consent
to the Amendment.  The Exchange Offer will expire on                  , 1996
(the "Expiration Date") unless extended, in which case the term "Expiration Date" shall mean the last time and date to which the Exchange Offer is extended. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Prospectus.

     PLEASE READ THE ENTIRE CONSENT AND LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANKER OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS CONSENT AND LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE SHOULD BE DIRECTED TO THE DEPOSITARY AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ABOVE. REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THE CONSENT AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE COMPANY AT 8095 N.W. 64TH STREET, MIAMI, FLORIDA, TELEPHONE (305) 593-2658.

     Holders who wish to tender their Convertible Debentures and/or consent to the Amendments must complete the table in Box One and complete and sign in Box Three. If only columns (1) through (3) are completed in Box One, the Holder will be deemed to have tendered for exchange and/or consented to the Amendments, as the case may be, with respect to all Convertible Debentures listed in the table in Box One. If a Holder wishes to tender, and/or consent to the Amendments with respect to less than all of such Convertible Debentures, column
(4) in Box One must be completed in full and such Holder should refer to Instruction 5. Holders who are not tendering Convertible Debentures and who wish to vote on the Amendments must complete Box Two in addition to completing the table in Box One and completing and signing in Box Three.

     THE RECORD DATE FOR CONSENTING TO THE AMENDMENTS IS                   ,
1996. ONLY HOLDERS OF RECORD OF CONVERTIBLE DEBENTURES ON THE RECORD DATE ARE ENTITLED TO CONSENT TO THE AMENDMENTS. ANY BENEFICIAL HOLDER WHOSE CONVERTIBLE DEBENTURES WERE HELD OF RECORD ON THE RECORD DATE IN THE NAME OF SUCH PARTY'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE WHO WISHES TO CONSENT TO THE AMENDMENT SHOULD CONTACT AND INSTRUCT SUCH REGISTERED HOLDER TO CONSENT TO THE AMENDMENTS ON ITS BEHALF. ANY REGISTERED HOLDER OF CONVERTIBLE DEBENTURES THAT PURCHASES CONVERTIBLE DEBENTURES, OR WHOSE PURCHASE OF CONVERTIBLE DEBENTURES IS REGISTERED, AFTER THE RECORD DATE WHO WISHES TO CONSENT TO THE AMENDMENTS MUST ARRANGE WITH SUCH PARTY'S SELLER TO OBTAIN A PROXY FROM THE HOLDER OF RECORD ON THE RECORD DATE OF SUCH CONVERTIBLE DEBENTURES.


                       SIGNATURE(S) MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     Holders of Convertible Debentures who wish to tender and consent to the Amendments with respect to their Convertible Debentures pursuant to the Exchange Offer and whose certificates representing such Convertible Debentures are not lost, but are not immediately available, or who will be unable to submit all required documents to the Depositary on or before the Expiration Date or who cannot complete the procedures for book entry transfer on a timely basis may tender their Convertible Debentures according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offers -- Guaranteed Delivery Procedures." See Instruction 1.

/ /  CHECK HERE IF TENDERED CONVERTIBLE DEBENTURES  ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED CONVERTIBLE DEBENTURES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK ENTRY TRANSFER FACILITY SYSTEM MAY DELIVER DEBENTURES BY BOOK ENTRY TRANSFER):

Name of Tendering Institution:
                              _________________________________________________

Book entry Transfer Facility:
                              _________________________________________________

Account Number:
               ________________________________________________________________

Transaction Code Number:
                        _______________________________________________________

/ / CHECK HERE IF TENDERED CONVERTIBLE DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):
                               ________________________________________________

Date of Execution of Notice of Guaranteed Delivery:
                                                   ____________________________

Name of Institution which Guaranteed Delivery:
                                              _________________________________

Account Number if delivered by book entry transfer:
                                                   ____________________________

/ / CHECK HERE IF THIS CONSENT AND LETTER OF TRANSMITTAL IS BEING DELIVERED TO VOTE ON THE AMENDMENTS AND NO CONVERTIBLE DEBENTURES ARE BEING TENDERED.

/ / CHECK HERE IF CONVERTIBLE DEBENTURES HAVE BEEN PREVIOUSLY DELIVERED PURSUANT TO A CONSENT AND LETTER OF TRANSMITTAL.

                                     BOX ONE
- --------------------------------------------------------------------------------
LIST BELOW THE CONVERTIBLE DEBENTURES TO WHICH THIS CONSENT AND LETTER OF TRANSMITTAL RELATES. IF THE SPACE PROVIDED BELOW IS INADEQUATE, THE CERTIFICATE NUMBERS AND PRINCIPAL AMOUNTS SHOULD BE LISTED ON A SEPARATE SIGNED SCHEDULE AFFIXED HERETO


                                                DESCRIPTION OF CONVERTIBLE DEBENTURES
  ------------------------------------------------------------------------------------------------------
              (1)                           (2)                       (3)                     (4)
  ---------------------------   ---------------------------  --------------------      ----------------
  NAME(S) AND ADDRESS(ES) OF
     REGISTERED HOLDER(S)          CERTIFICATE NUMBER(S)      AGGREGATE PRINCIPAL      PRINCIPAL AMOUNT
  (PLEASE FILL IN, IF BLANK)    (ATTACH LIST IF NECESSARY)*        AMOUNT(S)              TENDERED**
  ---------------------------   ---------------------------  --------------------      ----------------

  ---------------------------   ---------------------------  --------------------      ----------------
  ---------------------------   ---------------------------  --------------------      ----------------
  ---------------------------   ---------------------------  --------------------      ----------------
                                TOTAL:
  ---------------------------   ---------------------------  --------------------      ----------------

* NEED NOT BE COMPLETED BY HOLDERS OF CONVERTIBLE DEBENTURES TENDERING BY BOOK ENTRY TRANSFER.

** UNLESS OTHERWISE INDICATED, THE HOLDER WILL BE DEEMED TO HAVE TENDERED THE ENTIRE PRINCIPAL AMOUNT OF CONVERTIBLE DEBENTURES REPRESENTED BY TENDERED CERTIFICATES. SEE INSTRUCTION 5. THE HOLDER MUST CONSENT TO THE
     AMENDMENTS WITH RESPECT TO ANY CONVERTIBLE DEBENTURES TENDERED.
- --------------------------------------------------------------------------------


                                     BOX TWO
- --------------------------------------------------------------------------------
                              CONSENT TO AMENDMENTS

     THIS CONSENT IS BEING SOLICITED BY THE COMPANY. HOLDERS OF CONVERTIBLE DEBENTURES WHO WISH TO TENDER THEIR CONVERTIBLE DEBENTURES PURSUANT TO THE EXCHANGE OFFER MUST CONSENT TO THE ADOPTION OF THE AMENDMENTS.

     THE UNDERSIGNED HEREBY VOTES WITH RESPECT TO $                     IN
PRINCIPAL AMOUNT OF THE CONVERTIBLE DEBENTURES DESCRIBED IN BOX ONE ON THE AMENDMENTS AS FOLLOWS:

/ /  FOR                      / /  AGAINST                       / /  ABSTAIN

     UNLESS OTHERWISE INDICATED, THE VOTE MARKED ABOVE WILL BE DEEMED TO HAVE BEEN GIVEN WITH RESPECT TO ALL TO THE CONVERTIBLE DEBENTURES DESCRIBED ABOVE IN BOX ONE. HOWEVER, THE UNDERSIGNED MUST VOTE FOR THE AMENDMENTS WITH RESPECT TO AT LEAST THE PRINCIPAL AMOUNT OF CONVERTIBLE DEBENTURES TENDERED HEREBY. SUBMISSION OF AN EXECUTED CONSENT AND LETTER OF TRANSMITTAL BY A TENDERING HOLDER OF A REGISTERED CONVERTIBLE DEBENTURE WITHOUT INDICATING A VOTE WILL CONSTITUTE A VOTE FOR THE AMENDMENTS. IN ADDITION, A DEFECTIVE TENDER MAY, UNDER CERTAIN CIRCUMSTANCES, CONSTITUTE A VALID CONSENT AND WILL BE COUNTED FOR PURPOSES OF DETERMINING WHETHER THE REQUISITE CONSENTS HAVE BEEN OBTAINED EVEN IF THE ACCOMPANYING Convertible Debentures are not accepted for exchange by reason of such defect.

     The Undersigned authorizes the Depositary to deliver this Consent and
Letter of Transmittal to the Company as evidence of the undersigned's vote on the Amendments.
- --------------------------------------------------------------------------------

Ladies and Gentlemen:

     MATTERS APPLICABLE TO HOLDERS TENDERING CONVERTIBLE DEBENTURES.

     In accordance with the terms and subject to the conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the above-described principal amount of Convertible Debentures. Subject to, and effective upon acceptance for exchange of the Convertible Debentures tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Convertible Debentures that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer, and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Convertible Debentures (with full knowledge that the Depositary also acts as agent for the Company), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver such Convertible Debentures to the Company or cause ownership of such Convertible Debentures to be transferred to the Company on the Company's books and deliver all accompanying evidences to transfer and authenticity to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the shares of Common Stock to which the undersigned is entitled upon the acceptance by the Company of such Convertible Debentures under the Exchange Offer, and (b) receive all benefits and otherwise exercise all rights to beneficial ownership of such Convertible Debentures, all in accordance with the terms of the Exchange Offer. The undersigned agrees and acknowledges, by the execution and delivery hereof, that the undersigned makes and provides the written consent of the Holder(s) of the Convertible Debentures to which this Consent and Letter of Transmittal applies with respect to the Amendments, unless otherwise indicated.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Convertible Debentures tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and such Convertible Debentures shall not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Convertible Debentures tendered hereby. The undersigned hereby represents that the Convertible Debentures tendered are valid and that the undersigned is duly authorized to tender such Convertible Debentures.

     The undersigned understands that, upon acceptance by the Company of the Convertible Debentures tendered hereby, the undersigned will be deemed to have accepted the shares of Common Stock issued in exchange therefor and will be deemed to have waived all rights with respect to interest accrued on the Convertible Debentures.

     Convertible Debentures properly tendered and not withdrawn will be accepted as soon as practicable after the satisfaction or waiver of all conditions to the Exchange Offer. The undersigned understands that the shares of Common Stock will be delivered as promptly as practicable upon acceptance of the tendered Convertible Debentures by the Company. The Exchange Offer is subject to a number of conditions, as more particularly set forth in the Prospectus. The undersigned recognizes that as a result of such conditions the Company may not be required to exchange any or all of the Convertible Debentures tendered hereby. In such event, the Convertible Debentures not exchanged will be returned to the undersigned at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Delivery Instructions."

     The undersigned understands that tenders of Convertible Debentures pursuant to any of the procedures described in the Prospectus and in this Consent and Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated herein under "Special Issuance Instructions," please issue the certificates for the Common Stock and return any Convertible Debentures not tendered or not accepted for exchange, in the name(s) of the undersigned at the address set forth above under "Description of Convertible Debentures." Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver the certificates for shares of Common Stock and any Convertible Debentures not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address set forth above under "Description of Convertible Debentures." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates for the shares of Common Stock and/or return or issue any certificates for Convertible Debentures not tendered or not accepted for exchange in the name(s) of and deliver such certificates for Convertible Debentures and/or such certificates for shares of Common Stock to the person or persons so indicated. Holders tendering Convertible Debentures by book entry transfer may request that any Convertible Debentures not tendered or not accepted for exchange be returned by crediting such account maintained at the Book Entry Transfer Facility as such Holder may designate by making an appropriate entry under "Special Issuance Instructions." The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to make arrangements for the transfer of any Convertible Debentures from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Convertible Debentures so tendered.

MATTERS APPLICABLE TO HOLDERS VOTING ON THE AMENDMENTS.

In accordance with the terms and subject to the conditions set forth in the Prospectus and in this Consent and Letter of Transmittal, the undersigned hereby votes with respect to the Amendments as indicated above in Box Two. The undersigned hereby agrees and acknowledges that the execution and delivery hereof constitute the consent of the undersigned with respect to the Amendments as contemplated by Section 14 of the Purchase Agreements. The undersigned understands that the consent provided hereby shall remain in full force and effect until the consent given hereby in respect of the Amendments is revoked, all in accordance with the procedures provided for in the Prospectus and in this Consent and Letter of Transmittal. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the Amendments (with full knowledge that the Depositary also acts as agent for the Company), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver to the Trustee certification of the undersigned's consent with respect to the Amendments, all in accordance with the terms of the Purchase Agreements, the Amendments and the Exchange Offer. If the undersigned has consented, or is deemed to have consented, to the Amendments as provided in the Prospectus and in this Consent and Letter of Transmittal, the undersigned will, upon request, execute and deliver any additional documents deemed necessary or desirable by the Depositary or the Company to perfect the undersigned's consent to the execution of the supplemental indenture reflecting the Amendments.

     MATTERS APPLICABLE TO ALL HOLDERS.

     All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned

- --------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 6,7 AND 8)

To be completed ONLY if (a) certificates for Convertible Debentures for principal amounts not exchanged and/or shares of Common Stock are to be issued in the name of someone other than the person whose signature appears on the face of this Consent and Letter of Transmittal or (b) Convertible Debentures tendered by book entry transfer which are not tendered or not accepted for exchange are to be returned by credit to an account maintained at a Book Entry Transfer Facility.

ISSUE AND MAIL:

(Check appropriate box(es))

/ /  Convertible Debentures to:

/ /  Common Stock to:

Name(s):
          --------------------------------------
                    (Please print)

          --------------------------------------
                    (Please print)

Address:
          --------------------------------------
          --------------------------------------
                      (Zip Code)


          --------------------------------------
       (Tax Identification or Social Security No.)

              (Complete Substitute Form W-9)

Credit unexchanged Convertible Debentures tendered by book entry transfer to the Book Entry Transfer Facility Account set forth below:

          --------------------------------------

             ___________________ Account No.
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS

                          (SEE INSTRUCTIONS 6,7 AND 8)

     To be completed ONLY if (a) certificates for Convertible Debentures for principal amounts not exchanged and/or shares of Common Stock are to be sent to someone other than the person whose signature appears on the face of this Consent and Letter of Transmittal or to such person at an address other than that shown in the box entitled "Description of Convertible Debentures" on the face of this Consent and Letter of Transmittal.

MAIL AND DELIVER:

(Check appropriate box(es))

/ /  Convertible Debentures to:

/ /  Common Stock to:

Name(s):
          --------------------------------------
                      (Please print)

          --------------------------------------
                      (Please print)

Address:
          --------------------------------------
          --------------------------------------
                      (Zip Code)


          --------------------------------------
       (Tax Identification or Social Security No.)

                                                              BOX THREE
- ------------------------------------------------------------------------------------------------------------------------------------
                                                          PLEASE SIGN HERE
                                   TO BE COMPLETED BY ALL HOLDERS TENDERING CONVERTIBLE DEBENTURES
                            (WHETHER OR NOT CONVERTIBLE DEBENTURES ARE BEING PHYSICALLY TENDERED HEREBY)
                                                   AND/OR VOTING ON THE AMENDMENTS
 X______________________________________________________________   X________________________________________________________________
          Signature(s) of Registered Holder(s)                                  Signature(s) of Registered Holder(s)
               or Authorized Signatory                                                or Authorized Signatory

 X______________________________________________________________   X________________________________________________________________
               Type or Print Name                                                Type or Print Name

 Dated:________________________________________________, 19_____   Dated:___________________________________________________, 19____

 Area Code and telephone No(s).:____________________________________________________________________________________________________

 Tax Identification or Social Security No(s):_______________________________________________________________________________________


 Must be signed by the registered Holder(s) exactly as the name(s) appear(s) on the certificate(s) for Convertible Debentures or by person(s) authorized to become registered Holder(s) as evidenced by endorsements and documents transmitted herewith.  See
 Instructions 3 and 6.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent, or other person acting in a fiduciary or representative capacity, please provide the following information.
 See Instruction 6.

 Name(s):                                                          Address(es) (include zip code):

________________________________________________________________   _________________________________________________________________

________________________________________________________________   _________________________________________________________________
                    Type or Print                                                         Type or Print

 Capacity (Full Title):_____________________________________________________________________________________________________________

                                                      GUARANTEE OF SIGNATURE(S)
                                              (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)

 Name of firm:______________________________________________________________________________________________________________________

 Authorized Signature:______________________________________________________________________________________________________________

 Title:_____________________________________________________________________________________________________________________________

 Dated:_____________________________________________________________________________________________________________________________
                                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW -- SEE INSTRUCTION 9
- ------------------------------------------------------------------------------------------------------------------------------------


- -------------------------------------------------------------------------------
  PAYOR'S NAME:

- -------------------------------------------------------------------------------
  Name as shown on account (if joint account, list first and circle the name of the person or entity whose number you enter below)

- -------------------------------------------------------------------------------
  Address (if Holder does not complete, signature below will constitute certification that the address on page 3 is correct)

- -------------------------------------------------------------------------------
  City, State and Zip Code
- -------------------------------------------------------------------------------


 SUBSTITUTE

 FORM W-9
 DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE

 PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS


     Enter your taxpayer identification number on the appropriate line. For most individuals, this is your Social Security number. If you do not have a number, see How to Obtain a TIN in the enclosed Guidelines.
     Note: If the account is in more than one name, see the chart on page 2 of enclosed Guidelines as to which number to give the payor.

          Social Security Number
     or Employer Identification Number

_____________________________________________
If you do not have a TIN, but are awaiting one, write "Applied For" in the space above for the TIN and sign and date below.

CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
     (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
     (2) I am not subject to backup withholding either because I have not notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of the failure to report all interest or dividends, or the IRS has notified me that I am not longer subject to backup withholding, and
     (3) any other information provided on this form is true and correct.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see Certification under Specific Instruction in the enclosed Guidelines.)

SIGNATURE______________________________________

DATE_____________________,   1996


                             CERTIFICATE OF AWAITING
                         TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 20% of any payments made to me thereafter may be withheld until I provide a number.


_____________________________           _______________________
     SIGNATURE                                    DATE


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 20% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION
        NUMBER IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE TIN ABOVE

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES; BOOK ENTRY TRANSFER PROCEDURES. This Consent and Letter of Transmittal is to be used if (a) certificates for Convertible Debentures are to be physically delivered to the Depositary herewith, (b) tenders are to be made by book entry transfer to the accounts maintained by the Depositary at of the Book Entry Transfer Facility pursuant to the procedures set forth in the Prospectus, (c) tenders are to be made according to the guaranteed delivery procedures set forth in the Prospectus or (d) non-tendering Holders desire to vote on the Amendments.

     To validly tender Convertible Debentures pursuant to the Exchange Offer, either (a) a properly completed and duly executed copy of this Consent and Letter of Transmittal (or facsimile thereof) with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Convertible Debentures and any other documents required by this Consent and Letter of Transmittal must be received by the Depositary at one of its addresses or numbers set forth on the first page of this Consent and Letter of Transmittal or the tender of Convertible Debentures pursuant to the procedures for book entry transfer as set forth below must be effected prior to 12:00 midnight, New York City time, on the Expiration Date, or (b) a Holder of Convertible Debentures must comply with the guaranteed delivery procedures described in the next succeeding paragraph.

     Holders of Convertible Debentures who desire to tender such Convertible Debentures pursuant to the Exchange Offer and whose certificates representing such Convertible Debentures are not lost but are not immediately available, or time will not permit all required document to reach the Depositary prior to 12:00 midnight, New York City time, on the Expiration Date or who cannot complete the procedure for book entry transfer on a timely basis may tender their Convertible Debentures pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offers -- Guaranteed Delivery Procedures." Pursuant to such procedures, (i) tender must be made through a commercial bank or trust company having an office or branch in the United States or by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. (an "Eligible Institution"), (ii) the Depositary must have received from such Eligible Institution, prior to 12:00 midnight, New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, telegram or facsimile transmission), and (iii) the certificates for all tendered Convertible Debentures in proper form for transfer, or a confirmation of book entry transfer of such Convertible Debentures into the Depositary's applicable account at a Book Entry Transfer Facility, together with a properly completed and duly executed Consent and Letter of Transmittal (or facsimile thereof) and all other documents required by this Consent and Letter of Transmittal, must be received by the Depositary within five New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offers - Guaranteed Delivery Procedures."

     THE METHOD OF DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL, THE CERTIFICATES FOR CONVERTIBLE DEBENTURES AND OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. EXCEPT AS OTHERWISE PROVIDED HEREIN AND IN THE PROSPECTUS, SUCH DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. INSTEAD OF EFFECTING DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE DEPOSITARY PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     The Depositary has established accounts with respect to the Convertible Debentures at the Book Entry Transfer Facilities for the purpose of the Exchange Offer, and any financial institution that is a participant in a Book Entry Transfer Facility system may make a book entry transfer of the Convertible Debentures by causing the applicable Book Entry Transfer Facility to transfer such Convertible Debentures into the Depositary's account in accordance with such Book Entry Transfer Facility's procedures for such transfer. Although delivery of Convertible Debentures may be effected through book entry transfer into the Depositary's account at a Book Entry Transfer Facility, this Consent and Letter of Transmittal (or a facsimile thereof), together with any required signature guarantees and any other required documents, must, in any case, be transmitted to and received or confirmed by the Depositary at one of the addresses or numbers set forth on the first page hereof prior to 12:00 midnight, New York City time, on the Expiration Date, except as otherwise provided herein. DELIVERY OF DOCUMENTS TO THE DEPOSITARY'S ACCOUNT AT A BOOK ENTRY FACILITY IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. NOTWITHSTANDING COMPLIANCE WITH BOOK ENTRY TRANSFER DELIVERY PROCEDURES, FAILURE TO DELIVER THIS EXECUTED CONSENT AND LETTER OF TRANSMITTAL TO THE DEPOSITARY PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE MAY RESULT IN THE TENDERED CONVERTIBLE DEBENTURES NOT BEING ACCEPTED FOR EXCHANGE.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of tendered Convertible Debentures and delivered Consents will be determined by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders or withdrawals of Convertible Debentures and deliveries or revocations of Consents that are not in proper form or the acceptance of which would, in the opinion of counsel to the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tenders and Consents as to particular Convertible Debentures. The interpretation of the Company of the terms and conditions of the Exchange Offer and solicitation of Consents (including the Instructions herein) will be final and binding and irregularities in connection with tenders and Consents must be cured within such time as the Company shall determine. No alternative, conditional or contingent tenders or Consents will be accepted. Neither the Company nor the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any tender or Consent nor will incur any liability for failure to give any such notification. Tenders of Convertible Debentures will not be deemed to have been made until irregularities have been cured or waived. Any Convertible Debentures received by the Depositary that are not properly tendered and as to which irregularities have not been cured or waived will be returned by the Depositary to the tendering Convertible Debenture Holders, unless otherwise provided in this Consent and Letter of Transmittal, as soon as practicable following the Expiration Date.

     Any tendered Convertible Debentures which are not accepted for exchange because of an invalid tender, the occurrence of certain other events set forth in the Prospectus or otherwise, will be returned without expense to the appropriate tendering Holder thereof (or in the case of Convertible Debentures tendered by book entry transfer, to an account maintained at the Book Entry Transfer Facility), as promptly as practicable following the expiration, withdrawal or termination of the Exchange Offer.

     2. WITHDRAWAL RIGHTS. Convertible Debentures tendered pursuant to the Exchange Offer may be withdrawn, as hereinafter provided, at any time prior to 12:00 midnight, New York City time, on the Expiration Date. In addition, tenders of Convertible Debentures may be withdrawn after the expiration of 40 business days from the commencment of the Exchange Offer, if not yet accepted by the Company.

     For the withdrawal of a tender to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary at one of the addresses or numbers set forth on the front page of this Consent and Letter of Transmittal prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Convertible Debentures, the principal amount of Convertible Debentures to be withdrawn and (where certificates for Convertible Debentures have been tendered) the names in which such Convertible Debentures are registered, if different from that of the person tendering such Convertible Debentures. If Convertible Debentures have been delivered or otherwise identified to the Depositary, then, prior to the release of such Convertible Debentures, the serial numbers of the particular certificates evidencing the Convertible Debentures to be withdrawn and a notice of withdrawal signed by the registered Holder in the same manner as the original Consent and Letter of Transmittal with the signature(s) guaranteed by an Eligible Institution (except in the case of Convertible Debentures tendered by an Eligible Institution) must be submitted. Withdrawals of tenders of Convertible Debentures may not be rescinded; however, withdrawn Convertible Debentures may be retendered on or prior to 12:00 midnight, New York City time, on the Expiration Date by following any of the procedures described above under Instruction 1. Compliance with these procedures for withdrawal will not revoke a consent to the Amendments. Revocations of consents to the Amendments must be effected in accordance with the procedures set forth below under Instruction 4.

     All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding. Neither the Company, the Depositary, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give such notification.

     3. CONSENT TO AMENDMENTS. Holders of Convertible Debentures who do not tender their Convertible Debentures but wish to consent to the Amendments should complete this Consent and Letter of Transmittal in accordance with the instructions hereto and return it promptly to the Depositary.

     Pursuant to the Purchase Agreements, only the registered owner of a Convertible Debenture on _______________ (the "Record Date"), or his duly designated proxy, shall be entitled to consent to the Amendments or to revoke any Consent, whether or not such person continues to be the registered owner of such Convertible Debenture after the Record Date. A beneficial Holder of Convertible Debenture who is not a registered Holder of such Convertible Debenture must arrange for the registered Holder to execute and deliver a consent on such beneficial Holder's behalf. A subsequent transfer of Convertible Debentures on the records of the Company will not have the effect of revoking any consent theretofore given by a Holder of such Convertible Debentures, and such consent will remain valid. See Instruction 4 below. Any registered Holder of Convertible Debentures that purchases Convertible Debentures, or whose purchase of Convertible Debentures is registered, after the Record Date who wishes to consent to the Amendments must arrange with such party's seller to obtain a proxy from the Holder of record on the Record Date of such Convertible Debentures.

     For the Amendments to become effective, Holders of a majority in aggregate principal amount of Convertible Debentures must consent thereto. The effectiveness of the Amendments is conditioned upon the occurrence of the Closing.

     4. REVOCATION OF CONSENTS TO AMENDMENTS. Any registered Holder of Convertible Debentures on the Record Date who has consented to the adoption of the Amendments, or his duly authorized proxy, may revoke such consent by delivering notice of revocation to the Company at the address set forth below prior to the date the Amendments become effective. HOWEVER, IF A HOLDER WHO HAS TENDERED CONVERTIBLE DEBENTURES SUBSEQUENTLY EFFECTS A VALID REVOCATION OF CONSENT TO THE AMENDMENTS WITH RESPECT TO SUCH CONVERTIBLE DEBENTURES, SUCH ACTION WILL RENDER THE PRIOR TENDER OF CONVERTIBLE DEBENTURES DEFECTIVE. THE COMPANY RESERVES THE RIGHT TO WAIVE ANY SUCH DEFECT.

     The Convertible Debenture Purchase Agreements provide that any notice or communication sent to the Company shall be sufficiently given if in writing and delivered in person or mailed by first-class mail addressed to the Company at the following address: International Airline Support Group, Inc., 8095 N.W. 64th Street, Miami, Florida 33166, Attention: George Murnane, III, Chief Financial Officer. Holders of Convertible Debentures who wish to revoke their Consents should allow sufficient time for the notice of revocation to reach the Company.

     5. ACCEPTANCE OF CONVERTIBLE DEBENTURES FOR EXCHANGE; DELIVERY OF COMMON STOCK; PARTIAL TENDERS. Tenders will be accepted in denominations of $1,000 and any integral multiples thereof and in any denominations of less than $1,000, PROVIDED that, if less than the entire principal amount of a Convertible Debenture is tendered, the untendered portion of such Convertible Debenture shall be in a denomination of $1,000 or any integral multiple thereof; disregarding fractions of Convertible Debentures, which may result in a denomination of other than $1,000 or an integral multiple thereof being accepted by the Company. The entire principal amount of Convertible Debentures will be deemed to have been tendered unless otherwise indicated. If less than the entire principal amount of any Convertible Debentures evidenced by a submitted certificate is to be tendered, the tendering Holder should fill in the principal amount of the Convertible Debentures which is to be tendered in column (4) of the table in Box One above. Shares of Common Stock will be issued in the Exchange Offer in whole shares only. No certificates or scrip representing fractional shares will be issued in the Exchange Offer. The Depositary will combine each stockholder's individual fractional interests into whole shares and will to the extent practicable, within the five business days following the Expiration Date, aggregate and sell all remaining fractional shares at then prevailing prices and distribute the net proceeds of such sales to the Holders entitled thereto.

     Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of Convertible Debentures validly tendered under the Exchange Offer and not withdrawn and the delivery of shares of Common Stock and any proceeds of the sale of fractional shares of Common Stock will be made promptly after the Expiration Date.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Convertible Debentures when, as and if the Company has given oral or written notice thereof to the Depositary. The Depositary will act as agent for the tendering Holders of Convertible Debentures for the purpose of receiving the shares of Common Stock and any proceeds of the sale of fractional shares of Common Stock and transmitting the Common Stock and such proceeds, if any, to such Holders. Tendered Convertible Debentures, not accepted for exchange by the Company will be returned without expense to tendering Holders as soon as practicable following the Expiration Date.

     6. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. With respect to a tender of Convertible Debentures and/or a vote on the Amendments, this Consent and Letter of Transmittal must be signed by the registered Holder(s) of the Convertible Debentures tendered and/or voted hereby, and such signatures must correspond with the name(s) of such Holder(s) as written on the face of the certificate without alteration, enlargement, or any change whatsoever. If this Consent and Letter of Transmittal is signed by a person other than the registered Holder(s) of the Convertible Debentures, such must be endorsed or accompanied by appropriate bond powers and proxies, in either case, signed exactly as the name(s) of the registered Holder(s) appear(s) on such Convertible Debentures. Signatures of endorsement on any such Convertible Debentures or bond powers must be guaranteed by an Eligible Institution.

          (a) If any of the Convertible Debentures are held of record by two or more persons, all such persons must sign this Consent and Letter of Transmittal.

          (b) If any of the Convertible Debentures are registered in different names, it will be necessary to complete, sign and submit as many separate Consents and Letters of Transmittal and any necessary accompanying documents as there are different registrations.

          (c) If this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Convertible Debentures, no endorsements of Convertible Debentures or separate bond powers are required, unless Convertible Debentures not exchanged or the certificates for shares of Common Stock are to be issued in the name of, or delivered to, any person other than the registered Holder(s). Signatures on any such Convertible Debentures or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

          (d) If this Consent and Letter of Transmittal is signed by a person other than the registered Holder(s) of the Convertible Debentures, such Convertible Debentures must be endorsed or accompanied by appropriate bond powers and proxies, and in either case, signed exactly as the name(s) of the registered Holder(s) appear(s) on such Convertible Debentures. Signatures on any such Convertible Debentures or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

          (e) If this Consent and Letter of Transmittal or any certificates or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of the authority of such person to so act must be submitted with this Consent and Letter of Transmittal.

     ENDORSEMENTS ON CONVERTIBLE DEBENTURES OR BOND POWERS REQUIRED BY THIS INSTRUCTION 6 MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     THE AUTHENTICITY OF THE SIGNATURE ON THIS CONSENT AND LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION, UNLESS (A) THIS CONSENT AND LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER OF THE CONVERTIBLE DEBENTURES TENDERED HEREWITH AND THE SHARES OF COMMON STOCK ARE TO BE ISSUED DIRECTLY TO SUCH HOLDER AND NEITHER THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" NOR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" ON THIS CONSENT AND LETTER OF TRANSMITTAL HAS BEEN COMPLETED, (B) THE CONVERTIBLE DEBENTURES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION OR (C) A CONSENT IS BEING GIVEN IN RESPECT OF THE CONVERTIBLE DEBENTURES BY THE REGISTERED HOLDER THEREOF, BUT SUCH CONVERTIBLE DEBENTURES ARE NOT BEING TENDERED.

     7. BROKERAGE FEES AND TRANSFER TAXES. Holders of Convertible Debentures who tender Convertible Debentures will not be required to pay brokerage commissions or fees or transfer taxes with respect to the exchange of Convertible Debentures pursuant to the Exchange Offer unless the box entitled "Special Issuance Instructions" herein is marked as described in Instruction 8. If, however, the box entitled "Special Issuance Instructions" is marked and shares of Common Stock or any Convertible Debentures not exchanged are to be issued in the name of, or delivered to, any person other than the registered Holder(s), or if a transfer tax is imposed for any reason other than the transfer or sale of Convertible Debentures to the Company pursuant to the Exchange Offer, the amount of any transfer taxes (whether imposed on the registered Holder(s), such other person or otherwise) will be payable to the tendering Holder(s). Unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith, the amount of such transfer taxes will be billed directly to the tendering Holder(s). EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS CONSENT AND LETTER OF TRANSMITTAL.

     8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If (i) certificates for shares of Common Stock or (ii) any Convertible Debentures not exchanged are to be issued or delivered in the name of a person other than a person(s) signing this Consent and Letter of Transmittal, the appropriate boxes on this Consent and Letter of Transmittal should be completed. Holders tendering Convertible Debentures by book entry transfer may request that Convertible Debentures not exchanged be credited to such accounts maintained at the Book Entry Transfer Facility as such Holder may designate.

     9. SUBSTITUTE FORM W-9. Under federal income tax laws, each tendering Holder must provide the Depositary with such Holder's correct taxpayer identification number by completing the Substitute Form W-9 set forth above. In general, if a Holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service, as well as "backup withholding" as described below. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement (Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such Form W-8 can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Convertible Debentures are held in more than one name), consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

     Failure to complete the Substitute Form W-9 will not, by itself, cause Convertible Debentures to be deemed to be invalidly tendered,but may require the Depositary, in certain circumstances, to withhold 20% of the amount of any payments made pursuant to the Exchange Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive certain of the specified conditions to the Exchange Offer, as described in the Prospectus under "The Exchange Offers - Conditions."

     11. MUTILATED, LOST, STOLEN OR DESTROYED CONVERTIBLE DEBENTURES. Any Holder whose certificates for Convertible Debentures have been mutilated, lost, stolen or destroyed should contact the Depositary at the address indicated above for further instructions.

     12. EXPIRATION DATE. The Exchange Offer will expire at 12:00 midnight, New York City time, on _______________, 1996, unless extended by the Company. The Company reserves the right to extend the Exchange Offer for such period or periods as it may determine in its sole discretion, in which event the Expiration Date shall be the time and date on which such Exchange Offer, as so extended, shall expire. The Company will notify the Depositary of any extension by written or oral notice and will make a public announcement thereof by release to the Dow Jones News Service prior to 9:00 a.m.,New York City time, on the next business day following the previously scheduled Expiration Date. During any such extension, all Convertible Debentures previously tendered and not accepted for exchange will remain subject to the Exchange Offer and may, subject to the terms and conditions hereof, be accepted for exchange by the Company, subject to the withdrawal rights of tendering Holders.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Depositary at its address and telephone number set forth above. Additional copies of the Prospectus and this Consent and Letter of Transmittal may be obtained from the Information Agent at the address and telephone number set forth below.

IMPORTANT: THIS CONSENT AND LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY FIRST UNION NATIONAL BANK OF NORTH CAROLINA, THE DEPOSITARY, PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.